                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): May 6, 2004
                                                           -------------


                             ABERCROMBIE & FITCH CO.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                         1-12107                     31-1469076
--------------                  ----------------             ------------------
(State or other                 (Commission File                (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)

                     6301 Fitch Path, New Albany, Ohio 43054
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 283-6500
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                       ----------------------------------
                         (Former name or former address,
                          if changed since last report)




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Item 9.  Regulation FD Disclosure.
---------------------------------

         On May 6, 2004, Abercrombie & Fitch Co. (the "Company") issued a news release reporting, among other things, net sales for the four-week period ended May 1, 2004 and for the fiscal year-to-date. A copy of this news release is furnished as Exhibit 99 and is incorporated herein by reference.

Item 12. Results of Operations and Financial Condition.
------------------------------------------------------

          In the May 6, 2004 news release, the Company reported net sales for the four-week period ended May 1, 2004 and for the fiscal year-to-date. A copy of the May 6, 2004 news release is furnished as Exhibit 99 and is incorporated herein by reference.



         The information in this Current Report on Form 8-K, including Exhibit 99 furnished herewith, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.




                  [Remainder of page intentionally left blank;
                         signature on following page.]



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ABERCROMBIE & FITCH CO.


Dated:  May 6, 2004                      By: /s/ Susan J. Riley
                                            ---------------------------------
                                            Susan J. Riley
                                            Senior Vice President-Chief
                                            Financial Officer



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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                                Dated May 6, 2004

                             Abercrombie & Fitch Co.


Exhibit No.       Description
-----------       -----------

    99            News Release issued by Abercrombie & Fitch Co. on May 6, 2004




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